UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

Baker Hughes Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17021 Aldine Westfield Road

Houston, Texas 77073

(Address of Principal Executive Offices)

(713) 439-8600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders of the Company was held on April 27, 2017 (the "Annual Meeting") to (i) elect twelve members to the Board of Directors to serve for a one-year term, (ii) vote on an advisory vote to approve the Company's executive compensation program, (iii) vote on an advisory vote on the frequency of the holding of an advisory vote on executive compensation, (iv) ratify Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2017; and (v) vote on a stockholder proposal regarding a majority vote standard for all non-binding stockholder proposals. Each of the directors nominated was elected, and the advisory vote to approve the Company's executive compensation program and the ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2017 were approved. The frequency of one year for the holding of an advisory vote on executive compensation received the most votes. The vote on the stockholder proposal regarding a majority vote standard for all non-binding stockholder proposals failed. As of March 3, 2017, the record date, there were 425,349,196 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting and 389,318,077 shares of common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The affirmative vote of the majority of votes cast with respect to the election of each director is required for the approval of such director. The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required for the approval of the other proposals.

The number of votes for, against, abstentions and broker non-votes for the election of each director was as follows:

Name	Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
Gregory D. Brenneman	360,955,648	2,768,211	275,902	25,318,316
Clarence P. Cazalot, Jr.	336,645,741	27,073,469	280,551	25,318,316
Martin S. Craighead	356,348,299	6,052,958	1,598,504	25,318,316
William H. Easter III	339,959,486	23,760,339	279,936	25,318,316
Lynn L. Elsenhans	361,981,124	1,750,867	267,770	25,318,316
Anthony G. Fernandes	331,142,953	32,582,185	274,623	25,318,316
Claire W. Gargalli	336,663,775	27,169,633	166,353	25,318,316
Pierre H. Jungels	338,029,753	25,698,052	271,956	25,318,316
James A. Lash	357,627,106	6,102,210	270,445	25,318,316
J. Larry Nichols	332,674,803	31,054,165	270,793	25,318,316
James W. Stewart	339,233,032	24,495,116	271,613	25,318,316
Charles L. Watson	359,627,440	4,204,850	167,471	25,318,316

The number of votes for, against, abstentions and broker non-votes with respect to the advisory vote related to the Company's executive compensation program was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
322,133,888	41,489,803	376,070	25,318,316

The number of votes for one year, two years or three years with respect to the advisory vote related to the frequency of the Company's advisory vote on executive compensation program was as follows:

One Year	Two Years	Three Years	Abstentions
331,458,141	286,912	31,950,718	303,990

Based on these results, the Board of Directors approved the frequency of one year for the advisory vote on executive compensation.

The number of votes for, against, abstentions and broker non-votes with respect to the ratification of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for fiscal year 2017 was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
385,556,984	3,464,795	296,298	-

The number of votes for, against, abstentions and broker non-votes with respect to the stockholder proposal regarding a majority vote standard for all non-binding stockholder proposals was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
53,006,928	310,641,539	351,294	25,318,316

Item 8.01 Other Events.

On April 27, 2017, the Board of Directors elected Martin S. Craighead as Chairman of the Board of Directors and J. Larry Nichols as Lead Director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2017

BAKER HUGHES INCORPORATED

By:	/s/ Lee Whitley
	Name:	Lee Whitley
	Title:	Vice President and Corporate Secretary

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